UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 14, 2002

Ribozyme Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27914 (Commission File Number)	34-1697351 (IRS Employer ID Number)

2950 Wilderness Place, Boulder, Colorado (Address of principal executive offices)	80301 (Zip Code)

Registrant's Telephone Number, including area code:	303-449-6500

N/A
(Former name or former address, if changed since last report)

Item 5.         Other Events.

           On August 14, 2002, the registrant announced its second quarter results and the realignment of its business strategy. A press release including the second quarter results, as well as a discussion of the company's strategy is attached as Exhibit 99.1 hereto. The company has filed a revised discussion of its business together with associated risk factors as Exhibit 99.2 hereto.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

                     (a)     Financial Statements

                               None.

                     (b)     Pro Forma Financial Statements

                               None.

                     (c)     Exhibits

                               99.1     Press Release

                               99.2     Discussion of Business and Risk Factors

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release
99.2	Discussion of Business and Risk Factors

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIBOZYME PHARMACEUTICALS, INC. By: /s/ Howard W. Robin Name:Howard W. Robin Title: President and Chief Executive Officer

Dated: August 14, 2002